SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement     [  ] Confidential, for Use of the
                                             Commission  Only (as permitted by
                                             Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE JAPAN FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                              THE JAPAN FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          Please take notice that a Special Meeting of Shareholders (the "Meeting") of the Class A, Class B and Class C shares of The Japan Fund, Inc. (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 345 Park Avenue, 25th Floor, New York, New York 10154, on April 25, 2001, at 3:30 p.m., Eastern time, for the following purpose:

         Proposal:         To  approve a Rule  12b-1  Plan (for  Class A) and to
                           approve an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As described in the accompanying Proxy Statement, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

          The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

          Holders of record of the Class A, Class B and Class C shares of the Fund at the close of business on February 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

          In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the applicable Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                                          By Order of the Board,


                                                          /s/ Kathryn L. Quirk

                                                          Kathryn L. Quirk
                                                          Secretary

February 27, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                PRELIMINARY COPY

                              THE JAPAN FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                                 PROXY STATEMENT

                                     GENERAL

          This Proxy Statement is being furnished to shareholders of the Class A, Class B and Class C shares (each a "Class," together, the "Classes") of The Japan Fund, Inc. (the "Fund"). The Board of Directors (the "Board", the Directors on which are referred to as the "Directors") of the Fund is soliciting proxies from shareholders of each Class for use at the Special Meeting of Shareholders of the Classes, to be held at the offices of Zurich Scudder Investments, Inc., the investment manager of the Fund ("ZSI"), 345 Park Avenue, 25th Floor, New York, New York 10154, on April 25, 2001 at 3:30 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about February 27, 2001 or as soon as practicable thereafter.

          At the Meeting, shareholders will be asked to vote on one proposal (the "Proposal"), which proposes the approval of a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As discussed below, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

          THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN ABOVE.

 PROPOSAL: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1 PLAN

          The Board of Directors of the Fund has approved, and recommends that Class A shareholders of the Fund approve a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of the forms of Amended Plans are attached hereto as Exhibit B (for shareholders of each of Class B and Class C).

Background

          The Fund, on behalf of each Class, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of the Services Agreement, KDI provides information and administrative services for the benefit of the Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to the Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

          Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and C is dated May 1, 2000. Appendix 1 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended December 31, 2000 pursuant to the distribution plans applicable to Classes B and C.

          Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Directors of the Fund believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board of Directors has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

          As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by the Fund of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Plan for Class A shareholders, if approved, will authorize the payment of the 0.25% administrative fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of Directors of the Fund and the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board of Directors held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

          The Board of Directors must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board of Directors.

          The Plan and each Amended Plan may be terminated at any time either by the Board of Directors or by the shareholders of the applicable Class. Termination by the Directors requires the vote of a majority of the Qualified Board Members. Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

          In connection with adopting the Plan and each Amended Plan, the Board of Directors has adopted amendments to the Services Agreement, which will become effective if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders of a Class do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect for that Class.

Director Consideration

          In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Directors examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Classes. In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreement. The Directors were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Directors believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board of Directors has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C). The Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Directors concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

       The Board of Directors of the Fund unanimously recommends that the shareholders of each Class vote in favor of the Proposal.

                             ADDITIONAL INFORMATION

General

          [Information will be inserted regarding the allocation of expenses associated with the proxy solicitation.] In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

          Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

          The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of a Class entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business for that Class. In the event that the necessary quorum to transact business or the vote required to approve the Proposal for a Class is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal for that Class. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Each Class will vote separately on the Proposal as it relates to the adoption of the Rule 12b-1 Plan for the Class. Approval of the Proposal as to a Class requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at the meeting if more than 50% of the outstanding voting securities of the Class are present in person or by proxy or
(2) more than 50% of the outstanding voting securities of the Class. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

          Holders of record of the shares of each Class at the close of business on February 26, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of [ ], 2001, there were [ ] Class A shares, [ ] Class B shares and
[ ] Class C shares of the Fund outstanding.

          [As of December 31, 2000, the officers and Directors of the Fund as a group owned beneficially less than 1% of each class of the Fund's Shares. To the best of the Fund's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of the Fund's outstanding shares, except as stated on Appendix 2.]

          Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

          In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the social security or taxpayer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

          If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

          Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

          KDI is the principal underwriter and administrator for the Class A, Class B and Class C shares of the Fund.

Shareholder Proposals for Subsequent Meetings

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

          No Director is aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Kathryn L. Quirk

Kathryn L. Quirk
Secretary

                                    EXHIBIT A

                    Fund:          The Japan Fund, Inc. (the "Fund")

                    Class:         Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

          Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          2. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

          3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          5. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [      ], 2000]

                                    EXHIBIT B

                    Fund:          The Japan Fund, Inc. (the "Fund")

                    Class:         Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

          Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

          4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [     ], 2000]

                    Fund:          The Japan Fund, Inc. (the "Fund")

                    Class:         Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

          Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

          2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

          4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [     ], 2000]

                                   APPENDIX 1

                                Distribution Fees

          The following table discloses fees paid by the Fund, on behalf of Classes B and C, during the fiscal year ended December 31, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                                       Fees Paid
                                                       Pursuant to
                                                       Distribution Plan
                                Aggregate Fees         as a Percentage of
                                Paid Pursuant to       Fund's Average           Amounts Paid
                                Distribution Plan      Net Assets During        to Affiliates(1)
Class                           During Period          Period


Class B

Class C






1 This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI, SIS or KDI, an affiliated person of such person, or a person that during the fiscal year ended December 31, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

THE JAPAN FUND, INC.            Special Meeting of Shareholders - April 25, 2001

          I hereby appoint John Millette, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on April 25, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue, New York, New York 10154, and at any adjournments or postponements thereof.

          I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

          This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                        PLEASE SIGN,  DATE AND RETURN  PROMPTLY
                                                IN THE ENCLOSED  ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                        Dated ___________________, 2001

                                        Please  sign  exactly  as  your  name or
                                        names   appear.   When   signing  as  an
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title as such.



                                             Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Directors of the Fund. The Board of Directors unanimously recommends a vote FOR the proposal.

                                                  FOR      AGAINST      ABSTAIN
PROPOSAL

To  approve a Rule 12b-1 Plan (for Class
A)  and  to  approve   an  Amended   and
Restated  Rule  12b-1  Plan (for each of
Class B and Class C).  As  described  in
the   accompanying    Proxy   Statement,          ____       ____          ____
shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE